UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2019

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
8.250% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrA	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Entry into Purchase and Sale Agreements for Topaz Portfolio

On June 17, 2019, Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Company”), through certain wholly-owned subsidiaries of its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into three separate purchase and sale agreements, and three separate amendments thereto, the terms and conditions of which are substantially similar in all material respects, for the sale to unaffiliated third parties of the Company’s interests in a portfolio of five assets.

Sorrel Phillips Creek Ranch Apartments

On June 17, 2019, the Company, through a wholly-owned subsidiary of the Operating Partnership, entered into a Purchase and Sale Agreement and a First Amendment to Purchase and Sale Agreement (together, the “Sorrel Phillips Creek Ranch Purchase Agreement”) with Carter-Haston Holdings, L.L.C., a Delaware limited liability company and unaffiliated third party (the “Sorrel Phillips Creek Ranch Purchaser”), for the sale by BR Carroll Phillips Creek Ranch, LLC (“Sorrel Phillips Creek Ranch Owner”) of its entire right, title and interest in the improved real property commonly known as Sorrel Phillips Creek Ranch Apartments, located at 5050 FM423, Frisco, Denton County, Texas 75036 (the “Sorrel Phillips Creek Ranch Property”) for a purchase price of $57,904,000, subject to certain prorations and adjustments typical in a real estate transaction. The net proceeds to the Company, after payment of closing costs and fees, are expected to be approximately $17,275 million. Closing on the sale of the Sorrel Phillips Creek Ranch Property is expected to occur on or before July 15, 2019.

ARIUM Palms at World Gateway Apartments

On June 17, 2019, the Company, through a wholly-owned subsidiary of the Operating Partnership, entered into a Purchase and Sale Agreement and a First Amendment to Purchase and Sale Agreement (together, the “ARIUM Palms Purchase Agreement”) with KRE Topaz Portfolio Investor LLC, a Delaware limited liability company and an unaffiliated third party (the “ARIUM Palms Purchaser”), for the sale by BR World Gateway, LLC (“ARIUM Palms Owner”) of its entire right, title and interest in the real property commonly known as ARIUM Palms at World Gateway Apartments, located at 9000 Avenue Pointe Circle, Orlando, Orange County, Florida 32821 (the “ARIUM Palms Property”) for a purchase price of $46,846,000, subject to certain prorations and adjustments typical in a real estate transaction. The net proceeds to the Company, after payment of closing costs and fees, are expected to be approximately $15,332 million. Closing on the sale of the ARIUM Palms Property is expected to occur on or before August 29, 2019, conditioned on the prior closing of the sale of the Company’s interests in the Sorrel Phillips Creek Ranch Property, the Sovereign Property, the Leigh House Property and the Preston View Property under the Sorrel Phillips Creek Ranch Purchase Agreement and the Three Property Purchase Agreement, as such capitalized terms are elsewhere defined herein.

The Sovereign Apartments, Leigh House Apartments and Preston View Apartments

On June 17, 2019, the Company, through certain wholly-owned subsidiaries of the Operating Partnership, entered into a Purchase and Sale Agreement and a First Amendment to Purchase and Sale Agreement (together, the “Three Property Purchase Agreement,” and collectively, with the Sorrel Phillips Creek Ranch Purchase Agreement and the ARIUM Palms Purchase Agreement, the “Topaz Purchase Agreements”) with KRE Topaz Portfolio Investor LLC, a Delaware limited liability company and an unaffiliated third party (the “Three Property Purchaser”), for the sale (a) by BR Carroll Keller Crossing, LLC (“Sovereign Owner”) of its entire right, title and interest in the improved real property commonly known as The Sovereign Apartments, located at 5301 North Tarrant Parkway, Fort Worth, Tarrant County, Texas 76244 (the “Sovereign Property”) for an allocated purchase price of $53,000,000; (b) by BR-TBR Lake Boone NC Owner, LLC (“Leigh House Owner”) of its entire right, title and interest in the improved real property commonly known as Leigh House Apartments, located at 2421 Landmark Drive, Raleigh, Wake County, North Carolina 27607 (the “Leigh House Property”) for an allocated purchase price of $51,975,000; and (c) by BR Preston View, LLC (“Preston View Owner”) of its entire right, title and interest in the improved real property commonly known as Preston View Apartments, located at 1000 Stony Court, Morrisville, Wake County, North Carolina 27560 (the “Preston View Property”) for an allocated purchase price of $64,000,000. The aggregate sale price for the Sovereign Property, the Leigh House Property and the Preston View Property is $168,975,000, subject to certain prorations and adjustments typical in a real estate transaction. The aggregate net proceeds to the Company, after payment of closing costs and fees, are expected to be approximately $57,696 million. Closing on the sale of the Sovereign Property, the Leigh House Property and the Preston View Property pursuant to the Three Property Purchase Agreement is expected to occur on or before July 15, 2019.

Collectively, the Sorrel Phillips Creek Ranch Property, the ARIUM Palms Property, the Sovereign Property, the Leigh House Property and the Preston View Property are referred to herein as the “Topaz Portfolio.”

There can be no assurance the sale of each property in the Topaz Portfolio will occur, as each sale is subject to various contingencies as set forth in the Topaz Purchase Agreements. The Topaz Purchase Agreements also provide for certain representations, warranties and covenants made individually by each of Sorrel Phillips Creek Ranch Owner, ARIUM Palms Owner, Sovereign Owner, Leigh House Owner and Preston View Owner (collectively, the “Topaz Sellers”), the breach of which at or prior to closing could entitle the applicable purchaser to certain rights and remedies, including certain termination rights. In each case, each Topaz Sellers’ representations and warranties survive the applicable closing for a period of one hundred eighty (180) days.

Purchase Agreements: Interlocks

Contemporaneously with the entry by the Company into the Topaz Purchase Agreements, on June 17, 2019, BR Four Corners Orlando, DST, a Delaware statutory trust and an affiliate of the Company (“Landings Owner”), entered into a Purchase and Sale Agreement, and that certain First Amendment to Purchase and Sale Agreement (together, the “Landings Purchase Agreement”), with Carter-Haston Holdings, L.L.C., a Delaware limited liability company and unaffiliated third party (the “Landings Purchaser”), for the sale by Landings Owner of its entire right, title and interest in the improved real property commonly known as Landings at Four Corners Apartments, located in Davenport, Polk County, Florida (the “Landings Property”) for a purchase price of $51,275,000, subject to certain prorations and adjustments typical in a real estate transaction, for which closing is expected to occur on or before July 15, 2019. Neither the Company nor any subsidiary thereof holds an ownership interest in the Landings Property, nor will the Company or any subsidiary thereof receive proceeds from the sale of the Landings Property. Collectively, the Landings Purchase Agreement and the Topaz Purchase Agreements are referred to herein as the “Purchase Agreements;” the Landings Property and the Topaz Portfolio are collectively referred to herein as the “Properties,” and each, a “Property;” and Landings Owner and the Topaz Sellers are collectively referred to herein as the “Sellers,” and each, a “Seller.”

Each of the Purchase Agreements is subject to certain interlocking provisions under which certain events under one Purchase Agreement may result in the automatic termination of each of the other Purchase Agreements (the “Automatic Termination Provision”). Additionally, under very limited circumstances, certain events under one Purchase Agreement may give the applicable purchaser the right to terminate that Purchase Agreement alone (or, as to the Three Property Purchase Agreement, to terminate that agreement only with respect to the relevant Property), while the other Purchase Agreements remain in place as to all other Properties (the “Partial Termination Provision”).

Circumstances Triggering Automatic Termination Provision.

Under each of the Purchase Agreements, if the applicable purchaser (or applicable Seller) has the right to terminate such Purchase Agreement under its terms, then the Automatic Termination Provision applies, and all of the other Purchase Agreements automatically terminate as well. The grounds for termination under each Purchase Agreement are comparable to the grounds for termination commonly found in a purchase agreement for a single-asset, non-portfolio commercial real estate sale: default by a party (i.e., all Purchase Agreements are cross-defaulted), failure of a closing condition, material casualty or condemnation (provided that if the casualty or condemnation qualifies as a “Special Casualty” or “Special Condemnation” (as such terms are defined below), the Partial Termination Provision will also apply), or a significant title or survey matter arising during the term of the Purchase Agreement, which matter the applicable Seller refuses to cure or cannot cure.

In addition, each of the Purchase Agreements provides that, in the event a representation or warranty of a Seller becomes untrue, inaccurate or incorrect such that the cost of cure will exceed $500,000 (as to any one, or all, of the Properties), the applicable Seller will nonetheless have the right to cure and to cause the purchaser to close on all of the Properties. However, in the event the applicable Seller elects not to cure, the purchaser can elect to terminate the applicable Purchase Agreement. Under the Automatic Termination Provision addressed above, such termination would have the further effect of terminating each of the other Purchase Agreements. In such event, the purchaser would be entitled to recovery of its earnest money deposit, but would only be entitled to recovery of its expenses (up to a maximum of $250,000) if the relevant representation or warranty is materially untrue, inaccurate or incorrect when made by the Seller, or becomes untrue, inaccurate or incorrect due to a breach by the Seller.

Circumstances Triggering Partial Termination Provision.

The applicable purchaser may terminate only the applicable Purchase Agreement (or, as to the Three Property Purchase Agreement, Three Property Purchaser may terminate that agreement only with respect to the applicable Property) in the event of (a) any damage to the applicable Property or any portion thereof by fire or other casualty for which the cost of repairs is expected to exceed ten percent (10%) of the allocated purchase price for such Property (a “Special Casualty”), or (b) any condemnation or conveyance in lieu of condemnation for the applicable Property which (i) permanently and materially impairs the current use or value of such Property; (ii) permanently and materially impairs access to such Property from public roads; (iii) reduces the number or utility of parking spaces at such Property; or (iv) prohibits, as a matter of applicable law, the rebuilding or repair of certain improvements as they currently exist at such Property, and for which either (A) the cost of restoration is expected to exceed ten percent (10%) of the allocated purchase price for such Property, or (B) results in a diminution in value of such Property by more than ten percent (10%) of the allocated purchase price for such Property (a “Special Condemnation”). In the event of a Special Casualty or a Special Condemnation at a Property, the Partial Termination Provision under the applicable Purchase Agreement shall apply.

The foregoing descriptions of the Topaz Purchase Agreements are qualified in their entirety by reference to the Sorrel Phillips Creek Ranch Purchase Agreement, the ARIUM Palms Purchase Agreement and the Three Property Purchase Agreement, in each case including the First Amendment thereto, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements above include, but are not limited to, matters identified as expectations and matters with respect to the future disposition of the Topaz Portfolio. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For more information regarding risks and uncertainties that may affect the Company’s future results, please review the Company’s filings with the Securities and Exchange Commission (the “SEC”).

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)       Brian D. Bailey has advised the Board of Directors (the “Board”) of Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “us,” or “our”) of his resignation from his position as a director of the Company effective as of June 21, 2019, and thus will not stand for re-election for an additional term as a director at the Company’s 2019 annual meeting of stockholders (the “Annual Meeting”). Mr. Bailey has served as one of the Company’s independent directors since January 2009, and the Company and the Board are grateful to Mr. Bailey for his distinguished service. Mr. Bailey will remain as an advisor to the Company, and has confirmed to the Board that his decision not to stand for re-election as a director does not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, nor regarding the general direction of the Company.

(d)       To fill the vacancy resulting from Mr. Bailey’s resignation, on June 21, 2019, based upon the recommendation of its Nominating and Corporate Governance Committee, the Board elected Mr. Kamal Jafarnia as a director with immediate effect, to serve for the remaining term of the Company’s current directors until the Company’s 2019 annual meeting of stockholders, at which the Company will nominate Mr. Jafarnia for re-election to the Board. The Board has determined that Mr. Jafarnia is an independent director under the listing standards of the NYSE American. In connection with his election to the Board, Mr. Jafarnia was also appointed to the Board’s Audit Committee and its Investment Committee.

Mr. Jafarnia currently serves as General Counsel and Chief Compliance Officer at Artivest Holdings, Inc., and as Chief Compliance Officer for the Altegris KKR Commitments Fund. Prior to Artivest, Mr. Jafarnia served as Managing Director for Legal and Business Development at Provasi Capital Partners LP. Prior to that, from October 2014 to December 2017, he served as Senior Vice President of W.P. Carey Inc. (NYSE: WPC), as well as Senior Vice President and Chief Compliance Officer of Carey Credit Advisors, Inc. During the same period, he also served as Chief Compliance Officer and General Counsel of Carey Financial, LLC. Prior to joining W. P. Carey Inc., Mr. Jafarnia served as Counsel to two American Lawyer Global 100 law firms in New York. From March 2014 to October 2014, Mr. Jafarnia served as Counsel in the REIT practice group at the law firm of Greenberg Traurig, LLP. From August 2012 to March 2014, Mr. Jafarnia served as Counsel in the Financial Services & Products Group and was a member of the REIT practice group of Alston & Bird, LLP. Before his tenure at these firms, Mr. Jafarnia served as a senior executive, in-house counsel, and Chief Compliance Officer for several alternative investment program sponsors. Between 2008 and 2012, Mr. Jafarnia served as counsel at American Realty Capital, a real estate investment program sponsor, and served as Chief Compliance Officer of its affiliated broker-dealer, Realty Capital Securities, LLC. In addition, Mr. Jafarnia has served as a non-executive independent member of the board of directors of Ashford Hospitality Trust, Inc. (NYSE: AHT) since January 2013.

There is no arrangement or understanding between Mr. Jafarnia and any other persons pursuant to which Mr. Jafarnia was selected as a director, and there are no transactions involving Mr. Jafarnia requiring disclosure under Item 404(a) of Regulation S-K.

As a member of the Board and certain of its committees, effective as of June 21, 2019, Mr. Jafarnia will participate in the Company’s standard non-employee director compensation program (prorated for the length of his service during the current Board term), as described further under “Compensation of Directors” in the Company’s Annual Report on Form 10-K for its fiscal year ended 2018, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2019.

In connection with his election to the Board, the Company expects to enter into an indemnification agreement with Mr. Jafarnia in substantially the form entered into by the Company with its other directors and previously filed by the Company with the SEC. The indemnification agreement requires the Company to indemnify Mr. Jafarnia to the fullest extent permitted by the Maryland General Corporation Law. The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the indemnification agreement, which will be filed by the Company as an exhibit to a future filing with the SEC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

10.1	Purchase and Sale Agreement, between BR Carroll Phillips Creek Ranch, LLC and Carter-Haston Holdings, L.L.C, dated June 17, 2019

10.2	First Amendment to Purchase and Sale Agreement, between BR Carroll Phillips Creek Ranch, LLC and Carter-Haston Holdings, L.L.C, dated June 17, 2019

10.3	Purchase and Sale Agreement, between BR World Gateway, LLC and KRE Topaz Portfolio Investor LLC, dated June 17, 2019

10.4	First Amendment to Purchase and Sale Agreement, between BR World Gateway, LLC and KRE Topaz Portfolio Investor, LLC, dated June 17, 2019

10.5	Purchase and Sale Agreement, between each of BR Carroll Keller Crossing, LLC, BR-TBR Lake Boone NC Owner, LLC and BR Preston View, LLC, and KRE Topaz Portfolio Investor LLC, dated June 17, 2019

10.6	First Amendment to Purchase and Sale Agreement, between each of BR Carroll Keller Crossing, LLC, BR-TBR Lake Boone NC Owner, LLC and BR Preston View, LLC, and KRE Topaz Portfolio Investor LLC, dated June 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: June 21, 2019	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement, between BR Carroll Phillips Creek Ranch, LLC and Carter-Haston Holdings, L.L.C, dated June 17, 2019

10.2	First Amendment to Purchase and Sale Agreement, between BR Carroll Phillips Creek Ranch, LLC and Carter-Haston Holdings, L.L.C, dated June 17, 2019

10.3	Purchase and Sale Agreement, between BR World Gateway, LLC and KRE Topaz Portfolio Investor LLC, dated June 17, 2019

10.4	First Amendment to Purchase and Sale Agreement, between BR World Gateway, LLC and KRE Topaz Portfolio Investor, LLC, dated June 17, 2019

10.5	Purchase and Sale Agreement, between each of BR Carroll Keller Crossing, LLC, BR-TBR Lake Boone NC Owner, LLC and BR Preston View, LLC, and KRE Topaz Portfolio Investor LLC, dated June 17, 2019

10.6	First Amendment to Purchase and Sale Agreement, between each of BR Carroll Keller Crossing, LLC, BR-TBR Lake Boone NC Owner, LLC and BR Preston View, LLC, and KRE Topaz Portfolio Investor LLC, dated June 17, 2019